UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 492-1088

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2005, the Compensation Committee of the Board of Directors of ESS Technology, Inc. (the “Company”) approved performance criteria for the payment of bonuses for fiscal year 2005 to participants in the Company’s Performance Based Compensation Plan (the “Plan”). The Plan is a bonus plan designed to provide certain officers, including executive officers, with incentive compensation based upon the achievement of pre-established performance goals. The fiscal year 2005 performance bonus criteria for executive officers participating in the Plan are described in Exhibit 10.31 hereto, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.31	Description of Performance Based Compensation Plan Bonus Criteria for Fiscal Year 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2005

By:	/s/ James B. Boyd
James B. Boyd
Chief Financial Officer and
Senior Vice President

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.31	Description of Performance Based Compensation Plan Bonus Criteria for Fiscal Year 2005.

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